Stockholder's Equity - Components of Accumulated Other Comprehensive Income (Loss) included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Stockholders Equity Note [Abstract]
Foreign currency translation adjustments ("FCTA")	$ (42,082)	$ (29,925)
Net unrealized gain on investments	269	247
Net gain (loss) on derivative financial instruments	(25,082)	(64,277)
Accumulated other comprehensive loss	$ (66,895)	$ (93,955)